Income and Expenses Items - Summary of Other Income and Other Expenses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Analysis Of Income And Expense [Abstract]
Other income	$ 462	$ 1,712	$ 114
Dividend income	109	105	100
Net gain on financial instruments	146	(2)	(332)
Total other income	717	1,817	214
Others	3	9	4
Net loss on financial instruments		2	332
Total other expenses	$ 3	$ 11	$ 336